UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 28, 2007

                                   FREDS, INC.
                                   -----------
               (Exact Name of Registrant as Specified in Charter)


                        Commission File Number 001-14565

              Tennessee                                      62-0634010
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    (State or Other Jurisdiction                          (I.R.S. Employer
          of Incorporation)                              Identification No.)

                 4300 New Getwell Road, Memphis, Tennessee 38118
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                    (Address of principal executive offices)

                                 (901) 365-8880
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               Registrant's telephone number, including area code

                                 Not Applicable
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          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     Effective December 28, 2007, John D. Reier, President, and Gerald E. Thompson, R.Ph., Executive Vice President and Chief Operating Officer, retired from the Company, pursuant to the Company's management succession plan. The Company issued a press release announcing their retirement on January 4, 2008.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits.

         99.1 Press Release issued by Fred's, Inc., dated January 4, 2008.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FRED'S, INC.
                                                (Registrant)


Date: January 4, 2008                           By: /s/ Jerry A. Shore
                                                    ----------------------------
                                                    Jerry A. Shore
                                                    Executive Vice President and
                                                    Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number       Description of Exhibit(s)
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 99.1        Copy of press release issued by Fred's, Inc. on January 4, 2008.